UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 10, 2009

PATHFINDER BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Commission File Number: 000-23601

Federal	16-1540137
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

214 West First Street, Oswego, NY 13126
(Address of Principal Executive Office) (Zip Code)

(315) 343-0057
(Issuer's Telephone Number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 27, 2009, Pathfinder Bancorp, Inc. filed its Form 10-K and related Proxy Statement with the U.S. Securities and Exchange Commission.  At the time of the filing, certain information relating to performance based bonuses to be paid to the named executive officers was not available.  That information is now available and bonuses have been paid to named executive officers and others.  In accordance with Section 17 CFR 229.402, we disclose that performance based bonuses of $17,900, $8,700 and $9,800 were distributed to Thomas W. Schneider, Edward A. Mervine and Ronald Tascarella, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PATHFINDER BANCORP, INC.

Date: April 10, 2009	By: /s/ Thomas W. Schneider
Thomas W. Schneider
President and Chief Executive Officer

On March 27, 2009, Pathfinder Bancorp, Inc. filed its Form 10-K and related Proxy Statement with the U.S. Securities and Exchange Commission.  At the time of the filing, certain information relating to performance based bonuses to be paid to the named executive officers was not available.  That information is now available and bonuses have been paid to named executive officers and others.  In accordance with Section 17 CFR 229.402, we disclose that performance based bonuses of $17,900, $8,700 and $9,800 were distributed to Thomas W. Schneider, Edward A. Mervine and Ronald Tascarella, respectively.